UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 9, 2008
Netezza Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33445	04-3527320

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Forest Street Marlborough, MA	01752

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 382-8200

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Audited Financial Statements of NuTech Solutions, Inc.

Explanatory Note
     Netezza Corporation (the “Company”) is filing this Amendment No. 2 on Form 8-K/A to its Current Report on Form 8-K filed on May 15, 2008, as previously amended by the Company’s Current Report on Form 8-K/A (Amendment No. 1) filed on July 25, 2008, for the sole purpose of correcting the omission of the signature and name of its independent accounting firm from Exhibit 99.1 thereof.
Item 9.01. Financial Statements and Exhibits
(a)     Financial Statements of Businesses Acquired.
(1)	The historical audited financial statements of NuTech Solutions, Inc. (“NuTech”), including NuTech’s consolidated balance sheets as of December 31, 2006 and 2007 and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the periods presented are being filed as Exhibit 99.1 to this Form 8-K/A.

(2)	The unaudited historical financial statements of NuTech, including NuTech’s consolidated balance sheet as of March 31, 2008 and the consolidated statements of operations and cash flows for the three months ended March 31, 2007 and 2008 are being filed as Exhibit 99.2 to this Form 8-K/A.
(b)     Pro Forma Financial Information
(1)	The unaudited pro forma condensed consolidated financial statements of Netezza Corporation, giving effect to the acquisition of NuTech, are included within Exhibit 99.3 to this Form 8-K/A.
(c)     Shell Company Transactions
          Not applicable
(d)     Exhibits
          See Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Netezza Corporation
Date: December 5, 2008	By:	/s/ Patrick J. Scannell, Jr.
Patrick J. Scannell, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of April 24, 2008, by and among Netezza Corporation, Netezza Holding Corp. and NuTech Solutions, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on May 15, 2008).

23.1*	Consent of Independent Accountants (incorporated by reference to Exhibit 23.1 to the Registrant’s Current Report on Form 8-K/A filed with the Commission on July 25, 2008).

99.1	Audited Financial Statements of NuTech Solutions, Inc., dated December 31, 2006 and 2007.

99.2*	Unaudited Financial Statements of NuTech Solutions, Inc. dated March 31, 2007 and 2008 (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K/A filed with the Commission on July 25, 2008).

99.3*	Unaudited Pro Forma Condensed Consolidated Financial Statements of Netezza Corporation (incorporated by reference to Exhibit 99.3 to the Registrant’s Current Report on Form 8-K/A filed with the Commission on July 25, 2008).

*	Previously filed